SCHWAB CAPITAL TRUST

(the “Trust”)

Schwab Equity Index Funds

Schwab International Index Fund

(the “fund”)

Supplement dated June 22, 2012 to the

Statutory Prospectus dated February 28, 2012

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

On page 16 of the Schwab International Index Fund Statutory Prospectus, the second sentence of the footnote beneath the “Average annual total return” bar chart is deleted in its entirety and replaced with the following:

“Effective December 20, 2011, the fund changed its primary benchmark index to the MSCI EAFE Index from the Schwab International Index in connection with a change to the fund’s investment strategy that requires the fund to invest 80% of its net assets in stocks that are included in the MSCI EAFE Index.”